UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Global Opportunities Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of DWS Global Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Global Opportunities Fund	1-Year	3-Year	5-Year	10-Year
Class A	25.56%	21.09%	16.70%	11.60%
Class B	24.61%	20.16%	15.79%	10.68%
Class C	24.66%	20.20%	15.82%	10.73%
S&P® Citigroup EMI+	24.41%	20.74%	18.39%	10.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/06	$ 43.66	$ 40.68	$ 40.86
10/31/05	$ 36.46	$ 34.17	$ 34.30
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .18	$ —	$ —
Capital Gains as of 10/31/06	$ 1.66	$ 1.66	$ 1.66
Class A Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	15	of	40	37
3-Year	9	of	40	22
5-Year	8	of	26	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Opportunities Fund — Class A [] S&P/Citigroup EMI+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,834	$16,736	$20,400	$28,235
	Average annual total return	18.34%	18.73%	15.33%	10.94%
Class B	Growth of $10,000	$12,161	$17,151	$20,711	$27,590
	Average annual total return	21.61%	19.70%	15.67%	10.68%
Class C	Growth of $10,000	$12,466	$17,368	$20,838	$27,721
	Average annual total return	24.66%	20.20%	15.82%	10.73%
S&P®/Citigroup EMI+	Growth of $10,000	$12,441	$17,604	$23,263	$27,996
	Average annual total return	24.41%	20.74%	18.39%	10.84%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup Extended Market Index (Citigroup EMI, formerly the Citigroup World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/06
DWS Global Opportunities Fund	1-Year	3-Year	5-Year	10-Year
Class S	25.97%	21.46%	17.03%	11.93%
S&P/Citigroup EMI+	24.41%	20.74%	18.39%	10.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 44.71
10/31/05	$ 37.30
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .31
Capital Gains as of 10/31/06	$ 1.66
Class S Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	40	20
3-Year	8	of	40	20
5-Year	7	of	26	26
10-Year	5	of	13	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities Fund — Class S [] S&P/Citigroup EMI+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,597	$17,917	$21,957	$30,852
	Average annual total return	25.97%	21.46%	17.03%	11.93%
S&P/Citigroup EMI+	Growth of $10,000	$12,441	$17,604	$23,263	$27,996
	Average annual total return	24.41%	20.74%	18.39%	10.84%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup Extended Market Index (Citigroup EMI, formerly the Citigroup World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 996.30	$ 992.40	$ 993.00	$ 998.00
Expenses Paid per $1,000*	$ 8.55	$ 12.35	$ 12.16	$ 6.85
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,016.64	$ 1,012.80	$ 1,013.01	$ 1,018.35
Expenses Paid per $1,000*	$ 8.64	$ 12.48	$ 12.28	$ 6.92

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Opportunities Fund	1.70%	2.46%	2.42%	1.36%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Opportunities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Joseph Axtell, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 2001 and the fund in 2002.

Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

Director, International Research at PCM International (1989-1996).

Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

Analyst at Prudential-Bache Capital Funding in London (1987-1988).

Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

BS, Carlson School of Management, University of Minnesota.

Terrence S. Gray, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2003.

Portfolio manager for global emerging market funds and other international products.

Previously, head of the Pacific Basin portfolio selection team and served as an Asian country and sector analyst before joining the Emerging Markets team.

BS, Boston College.

In the following interview, Co-Portfolio Manager Joseph Axtell discusses DWS Global Opportunities Fund's strategy and the market environment for the 12-month period ended October 31, 2006.

Q: How did the global equity markets perform during the reporting period, and how did this affect the fund?

A: Despite a temporary interruption in late spring, the broader investment environment was generally very positive during the past year. A continuing backdrop of steady economic growth, robust corporate earnings, the Federal Reserve's recent pause in raising interest rates, and investors' appetite for risk all contributed to continued strong performance for the global equity markets.

From the standpoint of the fund, three key trends provided a tailwind to performance. First, small-cap stocks continued their long stretch of outperformance in relation to large-caps.* In addition, foreign stocks outpaced the US market and foreign currencies appreciated versus the US dollar.1,2 The fund was positioned to take advantage of both of these trends by virtue of its above-benchmark weighting in overseas equities. Less supportive for the fund was the fact that growth stocks continued to underperform their value counterparts, due largely to the weaker relative performance of the technology and health care sectors.* Despite this potential obstacle, the fund nonetheless delivered outperformance on the strength of effective individual stock selection.

* Small-cap stocks are represented by the Russell 2000® Index; large-cap stocks are represented by the Russell 1000® Index. Value stocks are represented by the Russell 1000® Value Index; growth stocks are represented by the Russell 1000® Growth Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index; the average market capitalization of these stocks is approximately $13.9 billion. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index; the average market capitalization of these stocks is approximately $762.8 million. Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

1 Asset class performance discussion is based on the performance of the subindices within the S&P®/Citigroup Extended Market Index. Source: Deutsche Bank

2 Since foreign shares are denominated in local country currencies, a gain in the value of the local currencies versus the dollar increases the value of the investment in US dollar terms.

Q: How did the fund perform in relation to its benchmark and Lipper peer group?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2006 was 25.56% (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

We are pleased to report that the fund outperformed the 24.41% return of its benchmark, the S&P/Citigroup Extended Market Index as well as the 22.99% average return of the 40 funds in its Lipper peer group, the Global Small/Mid-Cap Growth Funds category. 3,4

3 The S&P/Citigroup Extended Market Index (Citigroup EMI, formerly the Citigroup World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper Global Small/Mid-Cap Growth Funds category consists of funds that invest at least 75% of their assets in companies both inside and outside the US with market capitalizations less than the 500th company in the S&P/Citigroup World Broad Market Index. The Class A shares of the fund ranked 15, 9 and 8 for the one-, three- and five-year periods as of October 31, 2006. The Class S shares of the fund ranked 8, 8, 7 and 5 for the one-, three-, five-, and 10-year periods as of October 31, 2006. There were 40, 40, 26 and 13 funds, respectively, in Lipper's Global Small/Mid-Cap Growth Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

	1-year	3-year	5-year
DWS Global Opportunities Fund — Class A shares	25.56%	21.09%	16.70%
DWS Global Opportunities Fund — Class S shares	25.97%	21.46%	17.03%
S&P/Citigroup Extended Market Index	24.41%	20.74%	18.39%
Lipper Global Small/Mid-Cap Growth Funds average	22.99%	18.36%	14.74%

Lipper percentile ranking, Class A shares	37%	22%	30%
Lipper percentile ranking, Class S shares	20%	20%	26%

While past performance is no guarantee of future results, we believe the fund's strong track record is the result of three important factors. First, we use fundamental research to construct a portfolio of approximately 100 of what we believe are the best ideas within the global small-cap asset class. Second, we have a large amount of flexibility in that we can invest in mid-, small- or micro-cap companies, and we can look for opportunities anywhere in the world. Finally, our segmented growth strategy helps to maintain a balance and diversity of growth characteristics which historically has resulted in lower risk. We believe the effectiveness of this approach is the most important reason for the fund's long-term outperformance.

Q: What factors helped fund performance during the past year?

A: Performance was helped by our strong selection in two major sectors: financials and health care. We also generated outperformance in utilities and materials, but this had less of an impact on performance due to the smaller size of these sectors.

Looking first at financials, the fund's top individual contributor was Sumitomo Realty & Development Co., Ltd., a Japanese commercial real estate firm whose shares gained over 100% for the year. The company has been helped by a combination of positive factors, including the improving Japanese economy, growing demand for office space, and rising rental prices. The second largest contributor in financials was a company we have discussed in past shareholder reports: First Marblehead Corp. We purchased shares of First Marblehead Corp. in late 2003, and the stock was one of the fund's top performers in 2004. The stock declined dramatically during 2005 due to a series of negative events that were unrelated to the company's strong business model. We held on to the position, believing the company — which securitizes and services student loans — had strong prospects due to its status as a top player in the fastest-growing area of consumer finance. This decision has paid off for the fund. First Marblehead's shares have reached new highs as the renewal of existing contracts, along with the signing of new clients, has resulted in vigorous earnings growth and an improved outlook for the company.

Piraeus Bank SA also made a significant contribution to performance in financials. This Greek bank reported robust profit growth on the strength of its expanding presence in the Athens metropolitan area, the rising demand for mortgages and consumer credit in Greece, and its geographic expansion into the Balkans. We rotated into the stock after selling the fund's position in another Greek bank, Alpha Bank AE, which had grown to be a large-cap stock. Finally, Deutsche Boerse AG, which operates Germany's stock exchange, gained ground after it backed away from its bid for the London Stock Exchange and instead used its excess capital for dividends and stock buybacks totaling $1.2 billion.

We also added value through strong stock selection in the health care sector, which helped make up for the fact that the fund was overweight in this underperforming segment of the market.5 The leading contributor was Celgene Corp., which received FDA approval during the year to market two new drugs. We continue to hold the stock in the fund, believing these two drugs and the company's robust pipeline of drugs under development has the potential to deliver strong profit growth. Also boosting performance was Fresenius Medical Care AG & Co., the largest holding in the fund. The company's shares rose as a result of its steady profit results and its successful integration of Renal Care Group, which it purchased in March of 2006.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In utilities — a sector not typically associated with the small-cap growth asset class — we added value through a position in Allegheny Energy, Inc., whose successful restructuring of both its operations and its balance sheet was reflected in its market performance. In materials, positions in Titan Cement Co. SA, a Greek cement company that is gaining market share in the Balkans, and Aracruz Celulose SA, the lowest-cost producer of pulp in the world, both contributed to the fund's outperformance.

Q: What detracted from performance?

A: The fund's sector allocations — which are a residual effect of our individual stock selection — detracted somewhat from performance. As growth managers, we held underweight positions in materials and industrials stocks, and both of these sectors performed very well. Also detracting were overweights in health care and information technology, both of which underperformed. Fortunately, our stock selection was strong enough to make up for the shortfall caused by these allocation factors.

In the industrials sector, the fund's holdings were tilted toward the "soft" industrials — such as shipping and business services companies — rather than the stronger-performing industrial goods area. Dryships, Inc.*, a marine shipping concern, along with LECG Corp.* and FTI Consulting, Inc., two consulting companies, were laggards in this sector. The fund did hold three strong performers within industrials, however. We sold Vedior NV, the Dutch employment services company, after it rallied 68% on evidence of a rebound in French employment. Rational AG, a German kitchen technology company, performed well on the strength of its successful rollout of a new self-cooking center that complements its steam oven technology. Additionally, shares of Daewoo Shipbuilding & Marine Engineering Co., Ltd. — the Korean shipbuilder — rose as demand for new ships remained strong while supply remains very tight.

Q: What were some notable elements of the fund's overall positioning throughout the year?

A: In terms of portfolio positioning, we remain overweight in traditional growth sectors such as the health care, financials and information technology sectors. The fund's largest above-benchmark position is in health care. This is based on several factors: The wealth of potential growth opportunities in the sector, the potential positive impact of global demographic trends, and the fact that the group is typically less sensitive to broader economic trends than the market as a whole.

Notable underweights are in the materials, consumer discretionary and industrials sectors. During the past year, the fund's weighting in consumer discretionary stocks declined substantially. Part of this shift was a result of our decision to sell some of the fund's consumer-related holdings in the United States due to rising interest rates and energy prices, but a portion came from takeovers of two stocks held in the fund: GTECH Holdings Corp., the US lottery operator that was taken over by Lottomatica SpA; and Germanos SA, a Greek retailer of telephone handsets, was acquired by the Greek wireless operator Cosmote.

* As of October 31, 2006, the position was sold.

Geographically, the fund is significantly overweight in the European markets. Europe has proven, in our opinion, to be more fertile ground than North America for finding fast-growing, reasonably valued companies. The fund's weightings in the Pacific Rim and South America, at 17% and 2%, respectively, were little changed through the course of the year. (Weightings are as of October 31, 2006 and are subject to change.)

Q: Do you have any closing thoughts for investors?

A: Small-caps have continued to outperform large-caps thus far in 2006, defying skeptics who thought that smaller stocks would cede the mantle of leadership to their larger counterparts following six straight years of outperformance. Small-caps have begun to appear more expensive on a relative basis, but that does not mean that the asset class does not have the potential to continue to outperform. In a low-volatility, low-return environment for large-cap stocks, more large-cap managers appear to be reaching down into the small- and mid-cap areas to look for opportunities. Additionally, more hedge funds appear to be moving into the asset class in order to take advantage of inefficiencies. Merger and acquisition activity continues to pick up steam, as well. The result is that the demand for small-cap stocks has been rising steadily. At the same time, however, supply is not growing apace because the Sarbanes-Oxley Act is causing many companies to avoid going public in order to stay away from the onerous and expensive regulations. We believe that as long as this imbalance of supply and demand remains in place, so should the foundation for small-cap outperformance.

Overall, we think that the portfolio is well-balanced and positioned to perform well even if the broader environment becomes less favorable. The global small-cap growth asset class allows us many opportunities to find many smaller, less well-followed stocks that we believe can offer considerable long-term opportunity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/06	10/31/05

Europe	42%	38%
United States	32%	37%
Pacific Basin	9%	9%
Japan	8%	7%
United Kingdom	5%	4%
Latin America	2%	2%
Other	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/06	10/31/05

Financials	27%	28%
Health Care	17%	12%
Information Technology	14%	13%
Consumer Discretionary	14%	17%
Industrials	13%	14%
Energy	7%	5%
Utilities	3%	3%
Consumer Staples	2%	2%
Materials	2%	4%
Telecommunication Services	1%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2006 (21.1% of Net Assets)
1. Fresenius Medical Care AG & Co. Manufacturer that distributes equipment and products for dialysis patients	Germany	3.0%
2. Anglo Irish Bank Corp. PLC Provider of financial services for business and private sectors	Ireland	2.7%
3. Allegheny Energy, Inc. Provider of electric and gas power	United States	2.7%
4. Sumitomo Realty & Development Co., Ltd. Developer, manager and seller of homes and condominiums	Japan	2.2%
5. Piraeus Bank SA A banking company that provides all kinds of banking services	Greece	2.1%
6. Ultra Petroleum Corp. Producer and explorer of natural gas	United States	1.8%
7. SBM Offshore NV Provides a variety of services to the oil and gas industries	Netherlands	1.8%
8. Deutsche Boerse AG Provider of financial services	Germany	1.7%
9. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	1.6%
10. United Internet AG Offers Internet access services	Germany	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Shares	Value ($)

Common Stocks 96.2%
Australia 2.4%
Babcock & Brown Ltd.	516,878	8,733,332
Sigma Pharmaceuticals Ltd. (a)	4,482,800	8,955,839
(Cost $16,082,303)		17,689,171
Bermuda 0.5%
Orient-Express Hotels Ltd. "A"(Cost $3,059,631)	99,000	3,905,550
Brazil 2.4%
Aracruz Celulose SA"B" (Preferred) (ADR)	129,400	7,119,588
Diagnosticos da America SA*	340,100	6,670,184
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	84,812	3,530,724
(Cost $12,449,755)		17,320,496
Canada 1.2%
Certicom Corp.*	609,200	3,336,373
Flint Energy Services Ltd.*	53,100	2,718,955
OPTI Canada, Inc.*	192,200	3,075,679
(Cost $8,265,283)		9,131,007
France 3.7%
Business Objects SA*	60,275	2,221,708
Business Objects SA (ADR)*	132,600	4,911,504
Financiere Marc de Lacharriere SA	62,854	5,856,100
Flamel Technologies SA (ADR)* (a)	274,600	6,815,572
JC Decaux SA (a)	278,113	7,099,111
(Cost $19,458,965)		26,903,995
Germany 14.6%
AWD Holding AG (a)	265,564	9,727,557
Curanum AG (a)	216,385	2,209,377
Deutsche Boerse AG (a)	74,787	12,059,233
Fresenius Medical Care AG & Co. (a)	163,732	21,845,840
Hypo Real Estate Holding AG (a)	184,696	11,609,577
Puma AG (a)	23,602	8,369,136
QSC AG* (a)	643,100	4,489,712
Rational AG (a)	28,792	6,118,413
Stada Arzneimittel AG (a)	220,650	10,397,246
United Internet AG (Registered) (a)	723,304	11,114,759
Wincor Nixdorf AG (a)	58,468	8,130,142
(Cost $47,521,398)		106,070,992
Greece 4.9%
Coca-Cola Hellenic Bottling Co. SA	228,000	7,449,506
Hellenic Exchanges Holding SA	302,900	5,327,227
Piraeus Bank SA	532,250	15,175,797
Titan Cement Co. SA	143,600	7,536,336
(Cost $19,147,534)		35,488,866
Hong Kong 2.9%
Kingboard Chemical Holdings Ltd.	2,559,700	9,133,323
Midland Holdings Ltd.	5,076,400	2,526,059
Wing Hang Bank Ltd.	985,100	9,575,883
(Cost $10,538,072)		21,235,265
Ireland 6.9%
Anglo Irish Bank Corp. PLC	1,089,322	19,533,735
C&C Group PLC	320,974	5,317,374
FBD Holdings PLC	134,000	6,772,557
ICON PLC (ADR)*	135,600	4,865,328
Irish Continental Group PLC*	66,855	1,087,920
Paddy Power PLC	392,000	7,329,534
Ryanair Holdings PLC*	472,000	5,331,359
(Cost $20,914,570)		50,237,807
Italy 2.8%
Banca Italease	156,000	8,732,647
Lottomatica SpA (a)	93,460	3,411,493
Safilo Group SpA* (a)	792,500	4,291,151
Societa Iniziative Autostradali e Servizi SpA (a)	274,400	3,656,262
(Cost $18,767,828)		20,091,553
Japan 7.6%
AEON Credit Services Co., Ltd.	224,100	5,010,658
AEON Mall Co., Ltd. (a)	173,000	9,126,673
JAFCO Co., Ltd.	51,100	2,638,998
KITZ Corp.	391,000	3,293,019
Matsui Securities Co., Ltd. (a)	351,400	3,094,711
Nidec Corp.	53,300	4,078,791
Park24 Co., Ltd. (a)	476,000	6,927,040
Sumitomo Realty & Development Co., Ltd.	489,000	16,222,650
UFJ Central Leasing Co., Ltd. (a)	95,000	4,743,705
(Cost $34,328,528)		55,136,245
Korea 0.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	160,500	5,161,210
Korea Information Service, Inc.	31,235	770,723
(Cost $3,165,408)		5,931,933
Netherlands 2.8%
Chicago Bridge & Iron Co., NV (New York Shares)	289,500	7,110,120
SBM Offshore NV	442,347	13,092,317
(Cost $9,132,854)		20,202,437
Norway 0.9%
Prosafe ASA	53,300	3,408,278
Tandberg Television ASA* (a)	298,400	3,090,430
(Cost $8,311,984)		6,498,708
Sweden 1.7%
Brostrom AB "B" (a)	189,900	4,036,006
Eniro AB	457,100	5,474,517
Micronic Laser Systems AB*	298,600	2,697,670
(Cost $9,477,033)		12,208,193
Switzerland 1.8%
Advanced Digital Broadcast Holdings SA* (ADB Group) (Registered) (a)	43,715	2,696,938
Fortune Management, Inc. (Registered)* (a)	992,766	5,004,915
Partners Group*	60,000	5,782,726
(Cost $8,694,727)		13,484,579
Taiwan 2.1%
Powerchip Semiconductor Corp.	6,419,598	3,956,460
Siliconware Precision Industries Co.	6,497,255	8,243,042
Yuanta Core Pacific Securities Co.	4,520,000	3,166,208
(Cost $10,458,842)		15,365,710
Thailand 0.6%
Bangkok Bank PCL (Foreign Registered) (Cost $3,539,101)	1,418,300	4,639,073
United Kingdom 4.7%
Aegis Group PLC	1,348,133	3,439,554
ARM Holdings PLC	1,668,658	3,748,037
John Wood Group PLC	733,978	3,293,733
Lamprell PLC*	932,500	3,486,427
Michael Page International PLC	1,083,804	8,352,332
Serco Group PLC	1,038,035	7,029,363
Taylor Nelson Sofres PLC	1,315,077	5,205,290
(Cost $32,642,236)		34,554,736
United States 30.9%
Adams Respiratory Therapeutics, Inc.*	117,900	5,081,490
Advance Auto Parts, Inc.	172,100	6,026,942
Advanced Medical Optics, Inc.*	117,200	4,787,620
Aeropostale, Inc.*	201,100	5,894,241
Allegheny Energy, Inc.*	451,100	19,410,833
AMERIGROUP Corp.*	252,600	7,567,896
Bravo! Foods International Corp.* (a)	1,489,400	662,783
Carter's, Inc.*	168,400	4,753,932
Celgene Corp.*	172,000	9,191,680
Cogent, Inc.* (a)	226,500	2,604,750
Diamond Foods, Inc.	159,200	2,711,176
Dresser-Rand Group, Inc.*	221,700	4,808,673
EMS Technologies, Inc.*	129,600	2,365,200
Euronet Worldwide, Inc.* (a)	229,000	6,805,880
First Marblehead Corp.	108,400	7,311,580
Foundation Coal Holdings, Inc.	127,700	4,687,867
FTI Consulting, Inc.* (a)	196,350	5,578,304
Gentex Corp.	198,300	3,154,953
Harman International Industries, Inc.	62,100	6,355,935
Harris Interactive, Inc.*	357,000	2,384,760
Invitrogen Corp.*	88,000	5,104,880
Joy Global, Inc.	175,500	6,863,805
Kenneth Cole Productions, Inc. "A"	69,400	1,764,842
Lam Research Corp.*	108,600	5,370,270
Mueller Water Products, Inc. "A" (a)	220,700	3,524,579
NeuStar, Inc. "A"*	169,400	4,949,868
New York & Co., Inc.*	254,600	3,309,800
Nuveen Investments "A"	158,800	7,828,840
NxStage Medical, Inc.* (a)	410,800	3,011,164
Openwave Systems, Inc.* (a)	303,900	2,622,657
P.F. Chang's China Bistro, Inc.* (a)	113,500	4,746,570
Perficient, Inc.*	207,500	3,479,775
Prospect Partners LP	3	65,897
Rowan Companies, Inc.	100,300	3,348,014
Schawk, Inc.	198,800	3,747,380
Somanetics Corp.* (a)	230,200	4,896,354
Telik, Inc.* (a)	241,900	4,584,005
Thoratec Corp.*	269,100	4,238,325
THQ, Inc.*	347,450	10,447,821
Ultra Petroleum Corp.*	251,800	13,438,366
Waters Corp.*	116,800	5,816,640
WellCare Health Plans, Inc.*	66,200	3,889,250
Zions Bancorp.	74,800	6,013,920
(Cost $172,500,719)		225,209,517
Total Common Stocks (Cost $468,456,771)		701,305,833

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd., Expiration date 12/31/2006* (Cost $2,059)	222,670	223,323

Securities Lending Collateral 18.9%
Daily Assets Fund Institutional, 5.32% (b) (c) (Cost $137,679,102)	137,679,102	137,679,102

Cash Equivalents 3.5%
Cash Management QP Trust, 5.31% (d) (Cost $25,446,983)	25,446,983	25,446,983
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $631,584,915)+	118.6	864,655,241
Other Assets and Liabilities, Net	(18.6)	(135,832,450)
Net Assets	100.0	728,822,791

* Non-income producing security.

+ The cost for federal income tax purposes was $641,653,751. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $223,001,490. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $252,040,750 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,039,260.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $131,302,157 which is 18.0% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $468,458,830) — including $131,302,157 of securities loaned	$ 701,529,156
Investment in Daily Assets Fund Institutional (cost $137,679,102)*	137,679,102
Investment in Cash Management QP Trust (cost $25,446,983)	25,446,983
Total investments in securities, at value (cost $631,584,915)	864,655,241
Foreign currency, at value (cost $590,610)	576,557
Receivable for investments sold	2,203,206
Receivable for Fund shares sold	627,255
Dividends receivable	154,564
Interest receivable	157,525
Foreign taxes recoverable	28,181
Other assets	27,804
Total assets	868,430,333
Liabilities
Due to custodian	65,793
Payable for Fund shares redeemed	305,111
Payable upon return of securities loaned	137,679,102
Accrued management fee	602,753
Other accrued expenses and payables	954,783
Total liabilities	139,607,542
Net assets, at value	$ 728,822,791
Net Assets
Net assets consist of: Distributions in excess of net investment income	(8,077,433)
Net unrealized appreciation (depreciation) on: Investments	233,070,326
Foreign currency related transactions	(12,148)
Accumulated net realized gain (loss)	80,534,292
Paid-in capital	423,307,754
Net assets, at value	$ 728,822,791

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($218,768,398 ÷ 5,010,775 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 43.66
Maximum offering price per share (100 ÷ 94.25 of $43.66)	$ 46.32

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($34,249,662 ÷ 841,957 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 40.68

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,646,167 ÷ 798,996 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)

$ 40.86
Class S Net Asset Value, offering and redemption price(a) per share ($443,158,564 ÷ 9,911,816 shares of capital stock outstanding, $.01 par value, 130,000,000 shares authorized)	$ 44.71

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $619,792)	$ 8,107,829
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	598,154
Interest — Cash Management QP Trust	705,495
Interest (net of foreign taxes withheld of $2)	2,821
Other income*	280,944
Total income	9,695,243
Expenses: Management fee	7,352,168
Services to shareholders	1,463,694
Custodian and accounting fees	454,373
Distribution service fees	1,161,585
Administration fee	288,486
Auditing	94,165
Legal	64,633
Directors' fees and expenses	23,926
Reports to shareholders and shareholder reports	357,359
Registration fees	76,153
Other	54,494
Total expenses before expense reductions	11,391,036
Expense reductions	(134,993)
Total expenses after expense reductions	11,256,043
Net investment income (loss)	(1,560,800)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $287,234)	81,419,079
Foreign currency related transactions	(167,747)
81,251,332
Net unrealized appreciation (depreciation) during the period on: Investments	71,483,489
Foreign currency related transactions	5,588
71,489,077
Net gain (loss) on investment transactions	152,740,409
Net increase (decrease) in net assets resulting from operations	$ 151,179,609

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (1,560,800)	$ (755,285)
Net realized gain (loss) on investment transactions	81,251,332	84,897,693
Net unrealized appreciation (depreciation) during the period on investment transactions	71,489,077	25,583,046
Net increase (decrease) in net assets resulting from operations	151,179,609	109,725,454
Distributions to shareholders from: Net investment income: Class A	(792,622)	—
Class AARP	(66,193)	(5,425)
Class S	(3,071,494)	(322,622)
Net realized gains: Class A	(7,293,528)	—
Class B	(1,878,588)	—
Class C	(1,229,706)	—
Class AARP	(390,479)	—
Class S	(16,238,435)	—
Fund share transactions: Proceeds from shares sold	147,865,961	139,614,212
Reinvestment of distributions	28,934,020	292,287
Cost of shares redeemed	(164,257,743)	(154,242,927)
Redemption fees	33,321	7,682
Net increase (decrease) in net assets from Fund share transactions	12,575,559	(14,328,746)
Increase (decrease) in net assets	132,794,123	95,068,661
Net assets at beginning of period	596,028,668	500,960,007
Net assets at end of period (including accumulated distributions in excess of net investment income of $8,077,433 and $2,272,885, respectively)	$ 728,822,791	$ 596,028,668

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 36.46	$ 29.93	$ 25.80	$ 17.77	$ 21.15
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)[d]	(.08)	(.08)	(.09)	(.13)
Net realized and unrealized gain (loss) on investment transactions	9.17	6.61	4.21	8.12	(3.25)
Total from investment operations	9.04	6.53	4.13	8.03	(3.38)
Less distributions from: Net investment income	(.18)	—	—	—	—
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.84)	—	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 43.66	$ 36.46	$ 29.93	$ 25.80	$ 17.77
Total Return (%)[b]	25.56[c,d]	21.82[c]	16.01[c]	45.19	(15.98)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	155	120	102	71
Ratio of expenses before expense reductions (%)	1.79	1.83	1.84	1.72	1.75
Ratio of expenses after expense reductions (%)	1.76	1.74	1.74	1.72	1.75
Ratio of net investment income (loss) (%)	(.34)[d]	(.24)	(.31)	(.41)	(.62)
Portfolio turnover rate (%)	29	31	26	35	49

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 34.17	$ 28.27	$ 24.55	$ 17.06	$ 20.46
Income (loss) from investment operations: Net investment income (loss)[a]	(.44)[d]	(.29)	(.28)	(.23)	(.28)
Net realized and unrealized gain (loss) on investment transactions	8.61	6.19	4.00	7.72	(3.12)
Total from investment operations	8.17	5.90	3.72	7.49	(3.40)
Less distributions from: Net realized gain on investment transactions	(1.66)	—	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 40.68	$ 34.17	$ 28.27	$ 24.55	$ 17.06
Total Return (%)[b]	24.61[c,d]	20.87[c]	15.15[c]	43.90	(16.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	40	43	50	42
Ratio of expenses before expense reductions (%)	2.68	2.79	2.67	2.55	2.55
Ratio of expenses after expense reductions (%)	2.52	2.50	2.50	2.55	2.55
Ratio of net investment income (loss) (%)	(1.14)[d]	(1.00)	(1.07)	(1.24)	(1.42)
Portfolio turnover rate (%)	29	31	26	35	49

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 34.30	$ 28.38	$ 24.64	$ 17.11	$ 20.52
Income (loss) from investment operations: Net investment income (loss)[a]	(.41)[d]	(.30)	(.28)	(.23)	(.28)
Net realized and unrealized gain (loss) on investment transactions	8.63	6.22	4.02	7.76	(3.13)
Total from investment operations	8.22	5.92	3.74	7.53	(3.41)
Less distributions from: Net realized gain on investment transactions	(1.66)	—	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 40.86	$ 34.30	$ 28.38	$ 24.64	$ 17.11
Total Return (%)[b]	24.66[c,d]	20.86[c]	15.18[c]	44.01	(16.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	25	23	22	16
Ratio of expenses before expense reductions (%)	2.49	2.64	2.62	2.52	2.53
Ratio of expenses after expense reductions (%)	2.48	2.50	2.49	2.52	2.53
Ratio of net investment income (loss) (%)	(1.07)[d]	(1.00)	(1.06)	(1.21)	(1.40)
Portfolio turnover rate (%)	29	31	26	35	49

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 37.30	$ 30.55	$ 26.26	$ 18.05	$ 21.42
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)[c]	.02	(.02)	(.04)	(.08)
Net realized and unrealized gain (loss) on investment transactions	9.39	6.76	4.31	8.25	(3.29)
Total from investment operations	9.38	6.78	4.29	8.21	(3.37)
Less distributions from: Net investment income	(.31)	(.03)	—	—	—
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.97)	(.03)	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 44.71	$ 37.30	$ 30.55	$ 26.26	$ 18.05
Total Return (%)	25.97[b,c]	22.25	16.34	45.48	(15.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	443	367	309	289	234
Ratio of expenses before expense reductions (%)	1.43	1.42	1.48	1.48	1.48
Ratio of expenses after expense reductions (%)	1.42	1.42	1.48	1.48	1.48
Ratio of net investment income (loss) (%)	(.02)[c]	.08	(.05)	(.17)	(.35)
Portfolio turnover rate (%)	29	31	26	35	49

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Opportunities Fund (formerly Scudder Global Discovery Fund) (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") (formerly Global/International Fund, Inc.) which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,947,407
Undistributed net long-term capital gains	$ 79,823,586
Net unrealized appreciation (depreciation) on investments	$ 223,001,490

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 3,930,309	$ 328,047
Distributions from long-term capital gains	$ 27,030,736	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $194,125,536 and $224,539,111, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period November 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective June 1, 2006 the management fee payable under the Amended and Restated Management Agreement is equal to an annual rate of 1.02% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Accordingly, for the year ended October 31, 2006, the fee pursuant to the management agreements was equal to an annual effective rate of 1.06% of the Fund's average daily net assets.

For the period from October 1, 2005 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting cost, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and directors' counsel fees, and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.50%
Class B	1.50%
Class C	1.50%
Class S	1.50%

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.71%
Class B	2.46%
Class C	2.46%
Class S	1.46%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.65%
Class B	2.40%
Class C	2.40%
Class S	1.40%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through October 31, 2006, the Advisor received an Administration Fee of $288,486, of which $60,881 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, shareholder service agent and dividend-paying agent for Class A, B, and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 499,913	$ 51,897	$ 101,484
Class B	155,785	64,266	15,677
Class C	60,412	3,599	17,495
Class AARP	21,067	2,243	—
Class S	406,307	6,952	131,418
	$ 1,143,484	$ 128,957	$ 266,074

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Service Agreement. For the period from October 1, 2005 through May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $185,745.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 294,897	$ 20,579
Class C	227,996	19,790
	$ 522,893	$ 40,369

In addition DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 466,558	$ 90,776.24%
Class B	97,201	13,469.25%
Class C	74,933	13,112.25%
	$ 638,692	$ 117,357

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006, aggregated $45,281.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $62,438 and $2,286, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $1,283.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,800, of which $6,480 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor reimbursed the Fund $6,036, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provided.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share  in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,231,847	$ 90,890,426	2,228,317	$ 77,148,015
Class B	214,210	8,123,606	224,597	7,363,415
Class C	276,841	10,549,567	209,067	6,918,948
Class AARP	85,089	3,566,037	142,324	5,050,683
Class S	830,933	34,736,325	1,215,321	43,133,151
		$ 147,865,961		$ 139,614,212
Shares issued to shareholders in reinvestment of distributions
Class A	197,205	$ 7,480,068	—	$ —
Class B	50,495	1,796,150	—	—
Class C	31,309	1,118,355	—	—
Class AARP	11,183	433,234	145	4,988
Class S	467,374	18,106,213	8,383	287,299
		$ 28,934,020		$ 292,287
Shares redeemed
Class A	(1,674,374)	$ (67,899,684)	(1,994,320)	$ (69,680,819)
Class B	(598,150)	(22,716,105)	(585,072)	(19,146,563)
Class C	(249,611)	(9,503,130)	(291,775)	(9,613,527)
Class AARP	(61,601)	(2,536,151)	(66,079)	(2,322,494)
Class S	(1,483,573)	(61,602,673)	(1,508,029)	(53,479,524)
		$ (164,257,743)		$ (154,242,927)
Shares converted*
Class AARP	(267,008)	$ (10,526,571)	—	$ —
Class S	266,900	10,526,571	—	—
		$ —		$ —
Redemption fees		$ 33,321		$ 7,682
Net increase (decrease)
Class A	754,678	$ 30,488,938	233,997	$ 7,469,866
Class B	(333,445)	(12,794,990)	(360,475)	(11,783,134)
Class C	58,539	2,166,122	(82,708)	(2,694,026)
Class AARP	(232,337)	(9,062,690)	76,390	2,733,582
Class S	81,634	1,778,179	(284,325)	(10,055,034)
		$ 12,575,559		$ (14,328,746)

* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $280,944 from the Advisor for its settlement portion, which is equivalent to $0.017 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and to the  Shareholders of DWS Global Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Opportunities Fund (formerly Scudder Global Discovery Fund) (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.66 per share from net long-term capital gains during its year ended October 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $87,840,000 as capital gain dividends for its year ended October 31, 2006, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $898,591 and earned $1,996,088 of foreign source income during the year ended October 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.12 per share as income earned from foreign sources for the year ended October 31, 2006.

For federal income tax purposes, the Fund designates $7,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeIM and its predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board also considered the expense limitation agreed to by DeIM with respect to the Fund's total (net) operating expenses (referenced below). Taking into account the foregoing, among other factors, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the three-year period ended June 30, 2006 and has underperformed its benchmark in the one- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2002

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KGDAX	KGDBX	KGDCX
CUSIP Number	233379 106	233379 205	233379 304
Fund Number	083	283	383
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SGSCX
Fund Number	2010

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Global Opportunities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS GLOBAL OPPORTUNITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$66,500	$128	$0	$0
2005	$77,500	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006